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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549




                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       INFINITY FINANCIAL TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)




           Delaware                                             77-0227321
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                            Identification Number)


             640 Clyde Court
        Mountain View, California                                94043
(Address of principal executive offices)                       (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:


Title of each class                              Name of each exchange on which
to be so registered                              each class is to be registered
-------------------                              ------------------------------

  Not Applicable                                         Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.001 par value
                                (Title of class)

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ITEM 1.           Description of Registrant's Securities to Be Registered.

                  Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-8647), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on July 23, 1996.

ITEM 2.           Exhibits.

      EXHIBIT
      NUMBER      DESCRIPTION

         2.1 Amended and Restated Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

         2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.


                                    SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                INFINITY FINANCIAL TECHNOLOGY, INC.



                                Date: October 22, 1996


                                By:  /s/ Terry H. Carlitz*
                                     -------------------------------------------
                                     Terry H. Carlitz
                                     Chief Financial Officer and Vice President,
                                     Finance

         */s/ Douglas Hus
          -----------------------------
                Douglas Hus
                Attorney-in-fact

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                                    EXHIBITS



        EXHIBIT
        NUMBER    DESCRIPTION


         2.1 Amended and Restated Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (File No. 333-8647), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on July 23, 1996.

         2.2 Amended and Restated Bylaws of the Registrant. Incorporated herein by reference to Exhibit 3.2 to the Registration Statement.